As filed with the Securities and Exchange Commission on May 17, 2007
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
Under
The Securities Act of 1933

TRUBION PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	52-2385898
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)
2401 4th Avenue, Suite 1050
Seattle, Washington 98121
(206) 838-0500
(Address including zip code, and telephone number, including area code, of principal executive offices)

TRUBION PHARMACEUTICALS, INC. 2006 EQUITY INCENTIVE PLAN
(Full title of the plan)

Peter A. Thompson, M.D., FACP
President & Chief Executive Officer
Trubion Pharmaceuticals, Inc.
2401 4th Avenue, Suite 1050
Seattle, Washington 98121
(206) 838-0500
(Name, address, and telephone number, including area code, of agent for service)

Copy to:
Patrick J. Schultheis, Esq.
Wilson Sonsini Goodrich & Rosati
Professional Corporation
701 Fifth Avenue, Suite 5100
Seattle, Washington 98104
(206) 883-2500

CALCULATION OF REGISTRATION FEE

		Proposed	Proposed
Title of	Maximum	Maximum	Maximum
Securities	Amount	Offering	Aggregate	Amount of
to be	to be	Price Per	Offering	Registration
Registered	Registered(1)	Share(2)	Price	Fee
Common Stock, $0.001 par value available for issuance under the 2006, Equity Incentive Plan	877,715 shares	$18.23	$16,000,744	$491.22
TOTAL	877,715 shares		$16,000,744	$491.22

(1)	Pursuant to Rule 416(a) of the Securities Act of 1933, this Registration Statement shall also cover any additional shares of the Registrant’s common stock that become issuable under the 2006 Equity Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of the Registrant’s outstanding shares of common stock.

(2)	Offering prices of awards that have not yet been granted as of the date of this Registration Statement are computed in accordance with Rule 457(c) and 457(h) of the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee based upon the price of $18.23 per share, the average of the high and low prices of the Registrant’s common stock on May 10, 2007, as reported on the Nasdaq Global Market.

INTRODUCTION
REGISTRATION OF ADDITIONAL SECURITIES
     This Registration Statement of Form S-8 registers an additional 877,715 shares of the Registrant’s common stock, par value $0.001 per share, to be issued pursuant to the Registrant’s 2006 Equity Incentive Plan. Accordingly, the contents of the Registration Statement on Form S-8 filed by the Registrant with the Securities and Exchange Commission (the “Commission”) on December 15, 2006 (File No. 333-139381) (the “Previous Form S-8”), including periodic reports that the Registrant filed after the Previous Form S-8 to maintain current information about the Registrant, are incorporated herein by reference into this Registration Statement pursuant to General Instruction E to Form S-8.
PART II
INFORMATION REQUIRED IN REGISTRATION STATEMENT
Item 3. Incorporation of Documents by Reference
     The following documents filed by the Registrant with the Commission are incorporated herein by reference:
(a)	The Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006 as filed with the Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on March 26, 2007.

(b)	The Registrant’s Current Reports on Form 8-K, as filed with the Commission pursuant to Section 13 of the Exchange Act on March 26, 2007 and April 2, 2007.

(c)	Proxy Statement as filed with the Commission on April 23, 2007 in connection with the Annual Meeting of Stockholders on May 25, 2007.

(d)	The Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, as filed with the Commission on May 14, 2007.
     All documents filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.
     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8. Exhibits.

Exhibit
Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation.
4.2(2)	Amended and Restated Bylaws, as amended.
4.3(3)	2002 Stock Plan.
4.4(4)	Form of Stock Option Agreement under the 2002 Stock Plan.
4.5(5)	2002 Equity Incentive Plan.
4.6(6)	Form of Stock Option Agreement under the 2002 Equity Incentive Plan.
4.7(7)	2006 Equity Incentive Plan.
4.8(8)	Form of Stock Option Agreement under the 2006 Equity Incentive Plan.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (see Exhibit 5.1).
24.1	Power of Attorney (included as part of the signature page to this Registration Statement).

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(2)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (No. 001-33054), filed on May 14, 2007.

(3)	Incorporated by reference to Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(4)	Incorporated by reference to Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(5)	Incorporated by reference to Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(6)	Incorporated by reference to Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(7)	Incorporated by reference to Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on October 2, 2006.

(8)	Incorporated by reference to Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on October 2, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Trubion Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on this 17th day of May 2007.

TRUBION PHARMACEUTICALS, INC.
By:	/s/ Peter A. Thompson
Peter A. Thompson, M.D., FACP
President, Chief Executive Officer and Chairman of the Board of Directors

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter A. Thompson, M.D., FACP, Michelle G. Burris and Hans van Houte, and each of them, as his attorneys-in-fact, with full power of substitution in each, for him in any and all capacities to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter A. Thompson Peter A. Thompson, M.D., FACP	President, Chief Executive Officer, Chairman of the Board and Director (Principal Executive Officer)	May 17, 2007

/s/ Michelle G. Burris Michelle G. Burris	Senior Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)	May 17, 2007

/s/ Lee R. Brettmen Lee R. Brettmen	Director	May 17, 2007

/s/ Patrick Heron Patrick Heron	Director	May 17, 2007

/s/ Anders D. Hove Anders D. Hove, M.D.	Director	May 17, 2007

/s/ Steven Gillis Steven Gillis, Ph.D.	Director	May 17, 2007

Signature	Title	Date

/s/ David A. Mann David A. Mann	Director	May 17, 2007

/s/ Samuel R. Saks Samuel R. Saks, M.D.	Director	May 17, 2007

/s/ David Schnell David Schnell, M.D.	Director	May 17, 2007

INDEX TO EXHIBITS

Exhibit
Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation.
4.2(2)	Amended and Restated Bylaws, as amended.
4.3(3)	2002 Stock Plan.
4.4(4)	Form of Stock Option Agreement under the 2002 Stock Plan.
4.5(5)	2002 Equity Incentive Plan.
4.6(6)	Form of Stock Option Agreement under the 2002 Equity Incentive Plan.
4.7(7)	2006 Equity Incentive Plan.
4.8(8)	Form of Stock Option Agreement under the 2006 Equity Incentive Plan.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (see Exhibit 5.1).
24.1	Power of Attorney (included as part of the signature page to this Registration Statement).

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(2)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (No. 001-33054), filed on May 14, 2007.

(3)	Incorporated by reference to Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(4)	Incorporated by reference to Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(5)	Incorporated by reference to Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(6)	Incorporated by reference to Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on June 2, 2006.

(7)	Incorporated by reference to Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on October 2, 2006.

(8)	Incorporated by reference to Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1, as amended (No. 333-134709), filed on October 2, 2006.